RX FUNDS TRUST

(formerly the American Independence Funds Trust II)

(THE “TRUST”)

SUPPLEMENT DATED SEPTEMBER 16, 2015

TO THE

PROSPECTUS AND SUMMARY PROSPECTUS, EACH DATED MARCH 1, 2015,

(as amended through August 11, 2015)

RX TACTICAL ROTATION FUND (formerly the Rx MAR Tactical Conservative Fund) (TICKERS: FMARX, RXTAX, FMLAX)

This supplement to the Prospectus and Summary Prospectus, each dated March 1, 2015, as amended through August 11, 2015, updates certain information with respect to the Rx Tactical Rotation Fund, a series of the Trust (the “Fund”) which was provided in a Supplement dated August 5, 2015 (the “August 5th Supplement”).

At a special board meeting held on August 21, 2015, the Board of Trustees of the Fund, after careful consideration, approved a change in the sub-adviser for the Fund upon the recommendation of RiskX Investments, LLC, the Fund’s Adviser (“RiskX Investments”) from BFP Capital Management (“BCM”) to Newfound Research, LLC, subject to the written consent of the Fund’s sole shareholder, which has been received. At the August 21, 2015 meeting, the Board approved the termination of the current sub-advisory agreement with BCM, and RiskX Investments provided notice to BCM of such termination, to be effective as of September 26, 2015.

Effective September 27, 2015, references to BCM, as stated in the August 5th Supplement, are stricken and replaced with the following information:

1.     The Summary section of the Rx Tactical Rotation Fund is changed as follows:

a.     Under “Investment Advisers” in the “Management” section, the sentence on the sub-adviser is replaced in its entirety with the following:

The Sub-Adviser for the Fund is Newfound Research, LLC (“Newfound”).

b.     The table under “Portfolio Management” in the “Management” section, is replaced in its entirety with the following:

Portfolio Manager Name	Primary Title	Firm
Steven Wruble, CFA	Chief Investment Officer and Portfolio Manager	RiskX Investments
D. Jerry Murphey	President	RiskX Investments
Corey Hoffstein	Chief Investment Officer and Portfolio Manager	Newfound
Justin Sibears	Portfolio Manager	Newfound

2.     In More About the Funds, the following information is updated as indicated:

a.     Under “Additional Information About The Funds’ Objectives and Investment Strategies”, the “Sub-Adviser’s Tactical Asset Allocation Model” section for the Fund is replaced in its entirety with the following:

Sub-Adviser’s Tactical Asset Allocation Model

Rx Tactical Rotation Fund. The Fund will be sub-advised by Newfound Research, LLC (“Newfound”). The Adviser will be responsible for monitoring and overseeing the investment sub-adviser, including the monitoring of risk and the continual validation of the sub-adviser and investment strategy.

Newfound utilizes a rules based investment process to determine which securities to buy and sell for the Fund. Newfound intends to use ETFs in order to effect its strategy for the Fund. Their approach is to start with ETFs representing global asset classes and then apply momentum models to remove or add certain assets classes. Their next step is to apply concentration and volatility-based position-size caps and will then allocate those positions into the previously determined asset class weightings on a pro-rata basis. Newfound will be using two of their investment strategies to managed the fund, one is the U.S. large-cap equity market growth in which they will evaluate nine primary U.S. sectors and the other is a multi-strategy approach in which they will allocate assets amongst four of their core strategies that use ETFs to invest in equity and fixed income in both domestic and foreign markets.

b.     Under “Sub-Adviser” in the “Fund Management” section, the following information replaces in its entirety the information that was added in the August 5th Supplement with respect to the Rx Tactical Rotation Fund and the Rx Traditional Allocation Fund:

Newfound Research LLC (“Newfound”). Newfound serves as sub-adviser to the Rx Tactical Rotation Fund and the Rx Traditional Allocation Fund. Newfound is headquartered at 425 Boylston Street, 3rd Floor, Boston, MA 02116. Newfound is a quantitative asset management firm which focuses on innovation with its tactical, actively managed investment strategies. Its clients are comprised of mutual fund families, RIA firms, asset management firms, advisors and other institutions and investors. As of June 30, 2015, Newfound managed in total approximately $1.7 billion in assets, which includes “collaborative” investment strategy assets via sub-advisory type relationships; and discretionary assets under management were approximately $90 million.

c.     Under “Sub-Adviser” in the “Fund Management” section, the gross sub-advisory fees that RiskX Investments pays to the Sub-Adviser from the advisory fees received from the Rx Tactical Rotation Fund as provided in the August 5th Supplement is replaced in its entirety with the following:

Fund	Fund Average Net Assets (“ANA”)	Rate
Rx Tactical Rotation Fund	Up to $20 million	0.0%
	>$20 million, <$100 million $100 million, <$500 million $500 million, <$1 billion $1 billion or greater	0.50%* 0.40% 0.375% 0.35%
*Fees earned will be 0.50% less fees waivers, or half the investment advisory fee

d.     Under “Portfolio Managers” in the “Fund Management” section, the following information replaces in its entirety to paragraph on Mr. David Haviland as provided in the August 5th Supplement:

Corey Hoffstein (Rx Tactical Rotation Fund and Rx Traditional Allocation Fund). Mr. Hoffstein is a co-founder of Newfound and serves the roles of Chief Investment Officer and Chief Technology Officer. Mr. Hoffstein researched and developed Newfound’s core momentum models that have been utilized to help power the tactical asset allocation decisions for over $10 billion. Mr. Hoffstein serves as chairman of the firm’s Investment Committee, is responsible for overseeing the Investment Strategies group, and serves as portfolio manager for the company’s investment strategies. Mr. Hoffstein holds a Master of Science in Computational Finance from Carnegie Mellon University and a Bachelor of Science in Computer Science, cum laude, from Cornell University.

Justin Sibears (Rx Tactical Rotation Fund and Rx Traditional Allocation Fund). Mr. Sibears is a Managing Director in Newfound’s Investment Strategies group, where he is responsible for the ongoing research and development of new intellectual property and strategies. Mr. Sibears joined Newfound in March 2012. His focus is on purely quantitative applications of our technology. Mr. Sibears is a portfolio manager for all of the firm’s direct strategies and is a member of Newfound’s Investment Committee. Prior to Newfound, Mr. Sibears worked for J.P. Morgan and Deutsche Bank. At J.P. Morgan, he structured and syndicated ABS transactions while also managing risk on a proprietary ABS portfolio. At Deutsche Bank, Justin worked on the event-driven, high-yield debt, and mortgage derivative trading desks. Mr. Sibears holds a Master of Science in Computational Finance and a Master of Business Administration from Carnegie Mellon University as a well as a BBA in Mathematics and Finance from the University of Notre Dame.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE